Exhibit 99.3
Brooke Capital Corporation
Unaudited Pro Forma Financial Statements

Brooke Capital Corporation
Summary of Unaudited Pro Forma Financial Statements
This pro forma information should be read in conjunction with the consolidated financial statements and notes of Brooke Capital Corporation (“Company”) included in the Company’s Form 10-KSB for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission.
The following unaudited pro forma balance sheet as of September 30, 2007 has been prepared to give effect to the merger of Brooke Franchise Corporation (“Brooke Franchise”) with and into the Company as if the acquisition had occurred on September 30, 2007.
The following unaudited pro forma statements of income for the nine month periods ended September 30, 2007 and 2006 and each of the years in the three-year period ended December 31, 2006 have been prepared to give effect to the merger as if it had been consummated on January 1, 2004. The actual merger was consummated on November 15, 2007.
Brooke Capital Corporation (the “Company”) is a Kansas corporation that sells proprietary life insurance and annuity products through its wholly owned subsidiary, First Life America Corporation, a Kansas domiciled life insurance company. The Company also brokers loans to managing general insurance agencies through its wholly owned subsidiary, Brooke Capital Advisors, Inc. The Company’s common stock began trading on the American Stock Exchange on August 30, 2007 under the symbol BCP.
Brooke Franchise Corporation (“Brooke Franchise”) is a Missouri corporation whose primary business is distributing property and casualty insurance through a network of independent insurance agencies franchised under the “Brooke” trade name.
Brooke Corporation is a Kansas corporation that acts as a holding company, including its ownership (prior to the merger of Brooke Franchise with and into the Company) of 100% of the common stock of Brooke Franchise and approximately 53% of the common stock of the Company. Brooke Corporation also has a 62% ownership of Brooke Credit Corporation (symbol BRCR (OTCBB: BRCR.OC)), a 100% ownership of Brooke Bancshares, Inc. (parent of Brooke Savings Bank) and a 100% ownership in Delta Plus Holdings, Inc. (“Delta Plus”).
Under the terms of the Merger Agreement, Brooke Franchise was merged with and into the Company on November 15, 2007 (the “Effective Date”), whereupon the separate existence of Brooke Franchise ceased and the Company became the surviving entity of the Merger of the combined companies. On the Effective Date, Brooke Corporation received initial merger consideration of 5,000,000 shares of the Company’s common stock, with an opportunity to receive additional shares of the Company’s common stock pursuant to a contingent, performance based earn-out based on adjusted earnings in fiscal years 2007 and 2008 from operations and using assets of Brooke Franchise as it existed prior to the Merger.
From an accounting perspective, the Merger transaction represents an exchange of shares of stock between companies under common control. Accordingly, the Company has initially recognized the assets and liabilities of Brooke Franchise transferred from Brooke Corporation at their carrying amounts on the Effective Date. The Company will report its results of operations, statements of financial position and other financial information for the current period as though the merger had occurred at the beginning of the period. The Company’s financial statements and information presented for prior years will be restated to furnish comparative information for the period during which the entities have been under common control.
In connection with the effectiveness of the Merger transaction, the following events occurred (and the effects of these transactions are reflected in the September 30, 2007 pro forma balance sheet):
1)	Brooke Franchise and the Company have borrowed $12,000,000 on a long-term basis to meet certain cash requirements associated with the Merger transaction.

2)	Brooke Franchise collected its outstanding receivable ($1,639,000 as of September 30, 2007) from its parent, Brooke Corporation.

3)	Brooke Franchise paid out its total stockholders’ equity ($22,145,000 at September 30, 2007) in the form of a dividend to its parent.

4)	Reclassification of $50,000 from additional paid-in capital to reflect the issuance of 5,000,000 shares of the Company’s $.01 par value common stock to Brooke Corporation.

Not reflected in the September 30, 2007 pro forma balance sheet is the approximate $15,000,000 in cash that is expected from the sale of certain insurance agency locations acquired by Brooke Franchise in a separate transaction that closed on September 28, 2007. Some of the agencies have been sold during the fourth quarter of 2007 and the remaining number is expected to be sold during the first quarter of 2008. The insurance agency assets acquired are reported as a part of the $18,814,000 “Agency Inventory” balances on the September 30, 2007 pro forma balance sheet.
The September 30, 2007 pro forma balance sheet does not give effect to a proposed transaction under which the Company would acquire all of the capital stock of Delta Plus Holdings, Inc., a nonstandard automobile insurance company, from Brooke Corporation in exchange for common stock of the Company.
The pro forma statement of income for the nine month period ended September 30, 2007 includes an adjustment to eliminate approximately $500,000 in merger related expenses incurred by the Company (as well as the related estimated tax effect). Total stockholders’ equity of $12,275,000 reported on the September 30, 2007 pro forma balance sheet has not been adjusted for these expenses. There are no other adjustments to the pro forma statements of income presented as the Company and Brooke Franchise have not had significant business dealings prior to their merger.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated as of the dates indicated.

Brooke Capital Corporation
Unaudited
Proforma Balance Sheet
(in thousands)

	Brooke Capital	Brooke Franchise
	Corporation	Corporation			Proforma
	Sep 30,	Sep 30,			Sep 30,
	2007 (a)	2007 (b)	Adjustments		2007
ASSETS
Current assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturities	$17,705	—			$17,705
Equity securities	231	—			231
Investments in real estate	275	—			275
Policy loans	170	—			170
Mortgage loans on real estate	1,879	—			1,879
Other investments	3,363	—			3,363

Total investments	23,623	—	0		23,623

Cash	2,203	6,518	12,000	c	215
			1,639	d
			(22,145)	e

Restricted cash	—	594			594
Accounts receivable	605	21,156			21,761
Other receivables	235	11,459			11,694
Deposits and prepaid expense	—	132			132
Income tax receivable Receivable from parent company	—	1,639	(1,639)	d	—
Advertising supply inventory	—	742			742

Total current assets	26,666	42,240	(10,145)		58,761

Investment in businesses	—	18,813			18,813

Property and Equipment	3,609	17,037			20,646
Less: Accumulated depreciation	(1,040)	(3,771)			(4,811)

Net Property and Equipment	2,569	13,266	0		15,835

Other assets
Amortizable intangible assets, net	5,390	569			5,959
Goodwill
Other assets	3,969	—			3,969

Total other assets	9,359	569	0		9,928

Total assets	$38,594	$74,888	(10,145)		$103,337

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Policy and contract liabilities	$25,156	$—			$25,156
IBNR loss reserve					—
Accounts payable	741	5,592			6,333
Premiums payable to insurance companies	—	5,259			5,259
Producer payable	—	4,491			4,491
Interest payable	—	1,235			1,235
Income tax payable		1,249			1,249
Accrued commission refunds	—	515			515
Short-term debt		4,787			4,787
Current maturities of long-term debt	—	18,891			18,891

Total current liabilities	25,897	42,019	0		67,916

Deferred income tax payable	422	—			422
Long-term debt less current maturities	—	10,724	12,000	c	22,724

Total liabilities	26,319	52,743	12,000		91,062

Stockholders’ equity
Common stock	35	17	(17)		85

			50	f
Less: Treasury stock		(115)	115		—
Additional paid-in capital	14,260	6,026	(6,026)		14,210
			(50)	f

Accumulated other comprehensive loss	(389)				(389)
(Accumulated Deficit) Retained earnings	(1,631)	16,217	(16,217)		(1,631)

Total stockholders’ equity	12,275	22,145	(22,145)	e	12,275

Total liabilities and stockholders’ equity	$38,594	$74,888	(10,145)		$103,337

a)	Historical financial information is derived from the Company’s unaudited consolidated financial statements as of September 30, 2007 as reported in its Report on Form 10-QSB for the quarterly period then ended. The Company’s capital structure is as follows: Common — $.01 par value; 25,000,000 shares authorized; 8,475,817 shares issued and outstanding Preferred — $5.00 par value; 1,550,000 shares authorized; no shares issued or outstanding

b)	Historical financial information for Brooke Fanchise Corporation is derived from it unaudited internally prepared financial statements as of September 30, 2007.

c)	Represents long-term borrowings to meet cash requirements associated with the merger transaction.

d)	Represents collection of the amount receivable due from the parent, Brooke Corporation.

e)	Represents the payout by Brooke Franchise of its total stockholders’ equity at closing in the form of a dividend to its parent, Brooke Corporation.

f)	Reclassification from additional paid-in capital to reflect the issuance of 5,000,000 shares of $.01 par value common stock to Brooke Corporation.

Brooke Capital Corporation
Unaudited
Proforma Statements of Income
(in thousands)

	Brooke Capital	Brooke Franchise
	Corporation	Corporation				Proforma	Proforma
	For nine months	For nine months				For nine months	For nine months
	ended Sep 30,	ended Sep 30,				ended Sep 30,	ended Sep 30,
	2007 (a)	2007 (b)	Adjustments			2007 (d)	2006 (d)
Operating Revenues
Gross premium income	$3,188	$—	$—			$3,188	3,250
Reinsurance premiums assumed	16	—	—			16	9
Reinsurance premiums ceded	(396)	—	—			(396)	(456)

Net premium income	2,808	—				2,808	2,803
Insurance commissions	—	87,541	—			87,541	75,958
Consulting fees	7,540	1,589	—			9,129	2,053
Gain on sale of businesses	—	2,089	—			2,089	3,061
Initial franchise fee — basic services	—	25,905	—			25,905	22,725
Initial franchise fee — buyers assistance	—	455	—			455	2,937
Net investment income	1,067	267	—			1,334	1,015
Net realized investment gain (loss)	81	—	—			81	(70)
Other income	179	2,060	—			2,239	1,738

							0
Total operating revunes	11,675	119,906	—			131,581	112,220

							0
							0
Operating Expenses							0
Increase in policy reserves	677	—	—			677	643
Policy holder surrender values	267	—	—			267	251
Interest credited — annuities & deposits	578	—	—			578	420
Death claims	677	—	—			677	478
Policy acquisition costs deferred	(729)	—	—			(729)	(604)
Commission expense	700	66,879	—			67,579	55,778
Payroll expense	2,067	16,020	—			18,087	18,063
Depreciation and amortization	645	476	—			1,121	683
Insurance loss and loss expense			—			—	0
Other operating expense	3,065	31,083	(500)		c	33,648	31,365

							0
Total operating expenses	7,947	114,458	(500)			121,905	107,077

							0
Income from operations	3,728	5,448	500			9,676	5,143

							0
Other Expenses							0
Interest expense	—	1,957	—			1,957	1,261

							0
Total other expenses	—	1,957	—			1,957	1,261

							0
Income before income taxes	3,728	3,491	500			7,719	3,882
							0
Provision for income taxes	1,226	1,327	190	c		2,743	1,555

							0
Net income	$2,502	$2,164	$310			$4,976	2,327

Net income per share (e):
Basic net income per share	0.80					0.61	0.36

Basic weighted average shares	3,108,422					8,108,422	6,419,019

Diluted net income per share	0.80					0.61	0.36

Diluted weighted average shares	3,109,277					8,109,277	6,419,019

a)	Historical financial information is derived from the Company’s unaudited consolidated financial statements for the nine month periods ended September 30, 2007 and 2006 as reported in its Report on Form 10-QSB for the quarterly period ended September 30, 2007.

b)	Historical financial information for Brooke Franchise Corporation is derived from its unaudited internally prepared financial statements for the nine month period ended September 30, 2007.

c)	Merger related expenses incurred by the Company during the nine month period ended September 30, 2007 of approximately $500,000 (along with estimated related tax effect) have been eliminated in the pro forma statement of income. (Total stockholders’ equity of $12,275,000 reported on the Company’s September 30, 2007 pro forma balance sheet has not been adjusted for these expenses.)

d)	Other than the adjustment described above at (c), there are no other adjustments to the proforma statements of income for the nine month periods ended September 30, 2007 and 2006 as the Company and Brooke Franchise have not had significant business dealings prior to their merger. Those pro forma statements of income were developed in a similar manner and include the following separate company results related to Brooke Capital Corporation:

	2007	2006

Net premium income	$2,808,000	$2,803,000
Net investment income	1,148,000	746,000
Consulting fees	7,540,000	2,000
Other	179,000	180,000

Total operating revunes	$11,675,000	$3,731,000

Net income (loss) before taxes	$3,728,000	$(210,000)

e)	Basic net income per common share is calculated by dividing net income by the weighted average number of shares of the Company’s common stock outstanding. Diluted net income is calculated by including the weighted average effect of dilutive warrants outstanding during the periods. The weighted average number of shares issuable upon the exercise of outstanding warrants assumes that the applicable proceeds from such exercises are used to acquire treasury shares at the average price of common stock during the periods. The weighted average number of shares used in the calculation of pro forma per share data has been adjusted to give effect to the 5,000,000 shares issued on November 15, 2007 as if those shares had been outstanding since the beginning of each period presented. In addition, the weighted average number of shares outstanding for each period presented has been adjusted for the effects of a 1-for-3 reverse stock split on April 13, 2007.

Brooke Capital Corporation
Unaudited
Proforma Statements of Income
(in thousands)

	Brooke Capital	Brooke Franchise
	Corporation	Corporation	Proforma	Proforma	Proforma
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006 (a)	2006 (b)	2006 (c)	2005 (c)	2004 (c)
Operating Revenues
Gross premium income	$4,253	$—	$4,253	$4,201	$3,641
Reinsurance premiums assumed	12	—	12	12	11
Reinsurance premiums ceded	(588)	—	(588)	(420)	(118)

Net premium income	3,677	—	3,677	3,793	3,534
Insurance commissions	—	99,190	99,190	80,490	57,619
Consulting fees	1,199	2,731	3,930	4,917	5,236
Gain on sale of businesses	—	3,059	3,059	3,091	5,261
Initial franchise fee for basic services	—	31,770	31,770	19,375	8,795
Initial franchise fee for buyers assistance plans	—	3,137	3,137	10,133	8,122
Net investment income	1,086	275	1,361	1,006	556
Net realized investment gain (loss)	(40)	—	(40)	(2)	464
Interest Income	—	—	—	—	—
Other income	240	2,186	2,426	1,075	394

Total operating revenues	6,162	142,348	148,510	123,878	89,981

Operating Expenses
Increase in policy reserves	841	—	841	1,118	1,021
Policy holder surrender values	270	—	270	236	135
Interest credited on annuities and premium deposits	579	—	579	406	345
Death claims	737	—	737	506	289
Policy acquisition costs deferred	(814)	—	(814)	(1,247)	(1,276)
Commission expense	809	78,318	79,127	65,434	47,785
Payroll expense	934	23,114	24,048	20,855	12,381
Depreciation and amortization	738	68	806	617	1,199
Insurance loss and loss expense	—		—	—	—
Other operating expense	1,300	35,241	36,541	27,453	17,461

Total operating expenses	5,394	136,741	142,135	115,378	79,340

Income from operations	768	5,607	6,375	8,500	10,641

Other Expenses
Interest expense	—	1,700	1,700	1,515	1,344

Total other expenses	—	1,700	1,700	1,515	1,344

Income before income taxes	768	3,907	4,675	6,985	9,297

Provision for income taxes	12	1,485	1,497	2,920	3,198

Net income	$756	$2,422	$3,178	$4,065	$6,099

Net Income per share (d):
Basic net income per share	0.50		0.49	0.63	0.93

Basic weighted average shares	1,497,638		6,497,638	6,437,925	6,562,359

Diluted net income per share	0.39		0.46	0.63	0.93

Diluted weighted average shares	1,958,672		6,958,672	6,437,925	6,562,359

a)	Historical financial information is derived from the Company’s audited consolidated financial statements for each of the years in the three year period ended December 31, 2006 as reported in its 2006 Report on Form 10-KSB.

b)	Historical financial information for Brooke Franchise Corporation is derived from its unaudited internal financial statements for each of the years in the three year period ended December 31, 2006.

c)	There are no adjustments to the pro forma statements of income for any of the years in the three year period ended December 31, 2006 as the Company and Brooke Franchise have not had significant business dealings prior to their merger. Those pro forma statements of income include the following separate company results related to Brooke Capital Corporation:

	2006	2005	2004

Net premium income	$3,677,000	$3,793,000	$3,533,000
Net investment income	1,046,000	866,000	981,000
Consulting fees	1,199,000	1,000	—
Other	240,000	201,000	183,000

Total operating revunes	$6,162,000	$4,861,000	$4,697,000

Net income (loss) before taxes	$768,000	$(701,000)	$(297,000)

d)	Basic net income per common share is calculated by dividing net income by the weighted average number of shares of the Company’s common stock outstanding. Diluted net income is calculated by including the weighted average effect of dilutive warrants outstanding during the periods. The weighted average number of shares issuable upon the exercise of outstanding warrants assumes that the applicable proceeds from such exercises are used to acquire treasury shares at the average price of common stock during the periods. The weighted average number of shares used in the calculation of pro forma per share data has been adjusted to give effect to the 5,000,000 shares issued on November 15, 2007 as if those shares had been outstanding since the beginning of each period presented. In addition, the weighted average number of shares outstanding for each period presented has been adjusted for the effects of a 1-for-3 reverse stock split on April 13, 2007.